UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2023

Talon 1 Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41001	98-1598139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2333 Ponce de Leon Blvd., Suite 630, Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

(786) 662-3114

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	TOACU	The Nasdaq Global Market
Class A ordinary share	TOAC	The Nasdaq Global Market
Warrants included as part of the units	TOACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 27, 2023, Talon 1 Acquisition Corp., a Cayman Islands exempted company, incorporated with limited liability (the “Company” or “Talon”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) for the purpose of considering and voting on the Charter Amendment and the Trust Agreement Amendment (each as defined below) and, if presented, the proposal to adjourn the Extraordinary General Meeting to a later date.

At the Extraordinary General Meeting, the shareholders of the Company approved the amendment to the Company’s investment management trust agreement, dated as of November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC (the “Trust Agreement Amendment”). Pursuant to the Trust Agreement Amendment, the Company will deposit into the Company’s trust account (the “Trust Account”), for each one-month extension, $330,000.

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Trust Agreement Amendment, AVi8 Acquisition LLC (the “Sponsor”) has agreed to make available to the Company an aggregate amount of up to US$4,000,000 pursuant to a promissory note in favor of the Sponsor (the “Note”).

The Sponsor may elect to convert up to $1,500,000 of the outstanding principal balance of the Note into warrants to purchase shares of Class A ordinary shares of the Company at a conversion price equal to $1.00 per warrant. The terms of such warrants issued in connection with such conversion shall be identical to the warrants issued to the Sponsor in connection with the Company’s initial public offering that closed on November 8, 2021. The Note does not bear interest. In the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any.

The proceeds of the Note will be used by the Company to deposit additional funds to the trust account in connection with the extension of the amount of time the Company has available to complete a business combination and to fund the Company’s operations.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary General Meeting, the shareholders of the Company approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate an initial business combination up to nine (9) times for an additional one (1) month each time from February 8, 2023 to November 8, 2023 (which is 24 months from the closing of the Company’s initial public offering). Under Cayman Islands law, the Charter Amendment took effect upon approval by the shareholders. The Company plans to file the Charter Amendment with the Cayman Islands General Registry within 15 days of the Extraordinary General Meeting.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, holders of 24,144,029 ordinary shares, comprised of 18,394,029 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share (together with Class A Ordinary Shares, the “Ordinary Shares”), were present in person or by proxy, representing approximately 83.98% of the voting power of the 28,750,000 issued and outstanding ordinary shares of Talon (“Outstanding Shares”) entitled to vote at the Extraordinary General Meeting as of the close of business on January 9, 2023, which was the record date for the Extraordinary General Meeting.

In connection with the Extraordinary General Meeting, shareholders properly elected to redeem an aggregate of 13,317,392 Class A Ordinary Shares at a redemption price of approximately $10.41 per share (the “Redemption”), for an aggregate redemption amount of approximately $138,639,176. Following such redemptions, approximately $100,799,675 will remain in the Talon trust account (the “Trust Account”), not including the extension payment of $330,000.

At the Extraordinary General Meeting, the Company’s shareholders approved the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment”) to give the Company the right to extend the date by which it has to consummate a business combination from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering) (such proposal, the “Extension Amendment Proposal”).

The following is a tabulation of the votes with respect to the Extension Amendment Proposal, which was approved by the Company’s shareholders:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
23,187,925	956,104	0

The following is a tabulation of the votes with respect to the Trust Amendment Proposal, which was approved by the Company’s shareholders:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
23,187,925	956,104	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of Talon 1 Acquisition Corporation

10.1	Amendment to the Investment Management Trust Agreement, dated January 27, 2023

10.2	Promissory Note, dated January 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talon 1 Acquisition Corp.

Date: February 2, 2023	By:	/s/ Edward J. Wegel
	Name:	Edward J. Wegel
	Title:	Chief Executive Officer